AXA PREMIER VIP TRUST

Multimanager International Equity Portfolio – Class A and Class B Shares

Summary Prospectus dated May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager International Equity Portfolio	Class A Shares	Class B Shares
Management Fee	0.83%	0.83%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.23%	0.23%
Total Annual Portfolio Operating Expenses	1.06%	1.31%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$108	$337	$585	$1,294
Class B Shares	$133	$415	$718	$1,579

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.). This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, warrants, securities convertible into common stocks, and other equity securities, and financial instruments that derive their value from such securities. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Portfolio does not limit its investment to issuers within a specific market capitalization range. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”) will generally allocate the Portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by AXA

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Equitable and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Morgan Stanley Capital International (“MSCI”) EAFE Index with minimal tracking error. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives, such as exchange-traded futures and options contracts on indices or other similar investments. Because such investments typically require an initial investment that is less than the amount required to buy the securities that relate to the relevant contract, such contracts may be deemed to involve the use of leverage. It is not expected, however, that the Portfolio will use leverage to pursue its investment objective (e.g., it is not expected that the Portfolio will borrow money for investment purposes).

Each Active Allocated Portion invests primarily in equity securities of foreign companies that, in the view of the sub-adviser, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. The Active Allocated Portions’ sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. The principal risks presented by the Portfolio are discussed below and are described in detail in the section of AXA Premier VIP Trust’s (the “Trust”) prospectus entitled “More About Investment Strategies and Risks”:

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Derivatives Risk — A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives are also subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

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Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades including foreign securities.

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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

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Liquidity Risk — The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

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Mid-Cap and Small-Cap Company Risk — A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2009 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
25.14% (2009 2nd Qtr)	–24.34% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager International Equity Portfolio — Class A Shares	30.41%	2.47%	4.53%
Multimanager International Equity Portfolio — Class B Shares	29.99%	2.21%	4.28%
MSCI EAFE Index	31.78%	3.54%	6.59%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

AXA Equitable is responsible for overseeing the sub-advisers listed below, each of which is responsible for the day-to-day management of an allocated portion of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace sub-advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable, such as AllianceBernstein L.P., unless the advisory agreement is approved by the affected Portfolio’s shareholders.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Steven M. Joenk	Senior Vice President of AXA Equitable	May 2009
Alwi Chan	Vice President of AXA Equitable	May 2009

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Sharon Fay	Senior Vice President	May 2006
Kevin Simms	Co-Chief Investment Officer-International Value Equities	May 2004
Eric Franco	Senior Portfolio Manager	May 2009
Henry D’Auria	Co-Chief Investment Officer-International Value Equities	May 2004

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Sub-adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Debra L. Jelilian	Managing Director	February 2010
Edward Corallo	Managing Director	May 2010

Sub-adviser: JPMorgan Investment Management Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Howard Williams	Managing Director	December 2004
James Fisher	Managing Director	December 2004

Sub-adviser: Marsico Capital Management, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
James G. Gendelman	Portfolio Manager	June 2003

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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